File No. 811-3752
                                                  Rule 14(c)-5

May 1, 2000

VIA EDGAR
---------

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                 File No. 811-3752
                 Definitive Information Statement
                 ----------------------------------
Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), enclosed for filing in accordance with Rule 14c-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a definitive information statement prepared for Managers Income Equity Fund (the "Fund"), a series of the Trust.

      This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Board of Trustees, but without shareholder approval.

      This information statement describes a new sub-advisory agreement between The Managers Funds LLC, the investment manager for the Trust, and Armstrong Shaw Associates Inc. ("Armstrong Shaw"), a new sub-adviser for the Fund. The new agreement implements the decision of the Trust's Board of Trustees, acting on the investment manager's recommendation, to hire Armstrong Shaw as a new sub-adviser for the Fund.

      The Trust intends to mail definitive copies of this information statement on or about May 1, 2000. Please direct questions or comments regarding this filing to Judith L. Shandling, Esq. of Swidler Berlin Shereff Friedman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Laura A. DeSalvo
                           Laura A. DeSalvo
                           Assistant Secretary

cc:  Judith L. Shandling, Esq.

SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[   ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[ X ]     Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

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[    ]    Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     5)   Total fee paid:

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[ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________

                  [LOGO FOR THE MANAGERS FUNDS]



May 1, 2000


Dear Shareholder of Managers Income Equity Fund:

The enclosed information statement details a recent portfolio manager change and a new sub-advisory agreement for Managers Income Equity Fund (the "Fund"). On March 3, 2000, the Board of Trustees of The Managers Funds approved the recommendation of The Managers Funds LLC, the investment manager to the Fund (the "Manager"), to hire Armstrong Shaw Associates Inc. ("Armstrong Shaw") to replace Scudder Kemper Investments, Inc. as a sub-adviser of the Fund. The recommendation reflected, among other things, the Manager's opinion that Armstrong Shaw is appropriately suited to co-manage the Fund with Chartwell Investment Partners, L.P. ("Chartwell") based on the Manager's philosophy of achieving style diversification for the Fund. The sub-advisory agreement with Armstrong Shaw took effect on March 6, 2000.


Armstrong Shaw joins Chartwell, the Fund's other sub-adviser, with each managing a portion of the Fund. We are optimistic that the Fund will benefit from the management of these two fine firms.

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued support of The Managers Funds.

Sincerely,
/s/Peter M. Lebovitz
Peter M. Lebovitz
President

                       THE MANAGERS FUNDS

                   MANAGERS INCOME EQUITY FUND

                       40 RICHARDS AVENUE
                   NORWALK, CONNECTICUT 06854
                      ____________________

                      INFORMATION STATEMENT
                      ____________________

       This information statement is being provided to the shareholders of Managers Income Equity Fund (the "Income Equity Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order The Managers Funds (the "Trust") has received from the Securities and Exchange Commission which permits the investment manager to each investment portfolio of the Trust to hire new sub-advisers and make changes to existing sub-advisory contracts for each investment portfolio with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about May 1, 2000.

THE TRUST AND ITS INVESTMENT MANAGEMENT AGREEMENTS

     The Trust has entered into an investment management agreement with respect to each investment portfolio of the Trust (each, a "Fund") with The Managers Funds LLC (the "Manager"), dated April 1, 1999 (the "Management Agreement"). Prior to April 1, 1999, the predecessor to the Manager served as investment manager to the Funds pursuant to a substantially similar agreement.

     Under  the  terms  of  the Management Agreement  it  is  the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers") to manage the investment portfolio of each Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-
Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for a Fund, if such Fund has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. It is possible that, at certain times, a Sub-Adviser under contract may be allocated none of a Fund's assets to manage. The
Manager   is   also  responsible  for  conducting  all   business
operations of the Trust, except those operations contracted to the custodian or the transfer agent. As compensation for its services, the Manager receives a fee from each Fund, and the Manager is responsible for payment of all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

EXEMPTIVE ORDER

     The Trust has received an exemptive order (the "Order") from the Securities and Exchange Commission (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Manager to hire new Sub-Advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval. Among other things, the Order requires the Manager to provide shareholders with a statement containing all information regarding a new Sub-Adviser or a material change in a Sub-Advisory Agreement to the same extent that would be set forth in a proxy statement.

THE SUB-ADVISORY AGREEMENT

       Since August 1991, Scudder Kemper Investments, Inc. ("Scudder Kemper") has served as one of the Sub-Advisers to the Income Equity Fund, pursuant to a Sub-Advisory Agreement most recently executed as of April 1, 1999 (the "Scudder Kemper Agreement"). (The Scudder Kemper Agreement was executed on April 1, 1999 in connection with a change in control of the Manager pursuant to which the previous Scudder Kemper Agreement was terminated.) Chartwell Investment Partners, L.P. ("Chartwell")
also serves as a Sub-Adviser to a portion of the Fund. At a meeting of the Board of Trustees held on March 3, 2000, the Trustees, including a majority of the non-interested Trustees (those Trustees who are not parties to the new agreement or interested persons of such parties), approved the recommendation of the Manager to replace Scudder Kemper as Sub-Adviser to the Fund with Armstrong Shaw Associates Inc. ("Armstrong Shaw"). Accordingly, the Trustees approved a sub-advisory agreement for the Fund with Armstrong Shaw that became effective on March 6, 2000 (the "Armstrong Shaw Agreement").


      The terms of the Armstrong Shaw Agreement are identical in all respects to the Scudder Kemper Agreement, except for the effective date and the identity of the Sub-Adviser.


      The recommendation to hire Armstrong Shaw was made by the Manager in the ordinary course of its on-going evaluation of Sub-Adviser performance and investment strategy and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. The Manager believes that Armstrong Shaw's investment management style is appropriately suited to the

Manager's  philosophies of achieving focus (within a single  Sub-
Adviser) and diversification (across Sub-Advisers) for the Fund.


      Under the Management Agreement, the Income Equity Fund pays the Manager a fee equal to 0.75% of the Fund's average daily net assets. From this fee, pursuant to the Scudder Kemper Agreement, the Manager paid Scudder Kemper a fee of 0.35% of the average daily net assets under Scudder Kemper's management. Pursuant to the Armstrong Shaw Agreement, the Manager pays Armstrong Shaw the same fee; i.e., a fee of 0.35% of the Fund's average daily net assets under Armstrong Shaw's management. Pursuant to the Chartwell Agreement, the Manager pays Chartwell a fee of 0.35% of the average daily net assets under Chartwell's management. For the fiscal year ended December 31, 1999, the Income Equity Fund paid the Manager $428,149, and the Manager paid $94,946 to Scudder Kemper and $104,858 to Chartwell under their respective Agreements. If the Armstrong Shaw Agreement had been in effect for fiscal 1999, the total management fee payable by the Fund to the Manager and the sub-advisory fees payable by the Manager to the Sub-Advisers would have been the same.


     The Armstrong Shaw Agreement is attached to this information statement as Exhibit A. Apart from the identity of the Sub-Adviser and the effective date of the agreement, there are no differences between the Armstrong Shaw Agreement and either of the Scudder Kemper or the Chartwell Agreements.

INFORMATION ON ARMSTRONG SHAW

     Following is a description of Armstrong Shaw, which is based on information which the firm has provided to the Manager.
Armstrong Shaw is not affiliated with the Manager or the Trust, other than by reason of serving as Sub-Adviser the Fund.

ARMSTRONG SHAW ASSOCIATES INC.
32 Threadneedle Lane
Stamford, Connecticut 06902

      Armstrong Shaw Associates Inc. was founded in 1984 and is a privately owned corporation. As of December 31, 1999, Armstrong
Shaw had more than $750 million in assets under management.

      The name and principal occupation of the directors and principal executive officers of Armstrong Shaw are set forth below; the address of each is that of Armstrong Shaw.

NAME                   POSITION
---------              --------
Raymond J. Armstrong   Partner
Jeffrey M. Shaw        Director, Chairman, Chief Investment Officer,
                       Owner
Monica  C. Grady       Director, Secretary, Treasurer,  Partner,
                       Owner
Todd W.D. Crystal      Director, Partner, Owner
Stephan J. Weinberger  Director, Partner, Owner


      Armstrong Shaw does not act as an investment adviser to any other investment company.

BOARD OF TRUSTEES' RECOMMENDATION

     At an in-person meeting held on March 3, 2000, the Trustees, in approving the Armstrong Shaw Agreement, considered a number of factors, including (i) the nature and quality of the services expected to be rendered by Armstrong Shaw to the Fund; (ii) Armstrong Shaw's investment management approach, which is expected to complement that of Chartwell and provide additional diversification to the Fund; (iii) the structure of Armstrong Shaw and its ability to provide services to the Fund; (iv) that the fees payable by the Fund will not change as a result of replacing Scudder Kemper with Armstrong Shaw; and (v) that the Armstrong Shaw Agreement was identical in all material respects to the Scudder Kemper Agreement.

ADDITIONAL INFORMATION

OTHER MATTERS

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut  06854,  serves  as  investment  manager,   principal
underwriter and administrator of the Trust.

      To the knowledge of the Trust, as of April 27, 2000, no individual person beneficially owned more than 5% of the Fund's outstanding shares.


      As of April 27, 2000, Armstrong Shaw is not affiliated with any brokers, and the Fund did not pay commissions to any broker affiliated with Armstrong Shaw during its fiscal year ended
December 31, 1999.


     As of April 27, 2000, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent Annual and Semi-Annual Reports for the Fund are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854,
(800) 835-3879.

                                        By Order of the Trustees,
                                        /s/Laura A. DeSalvo
                                        LAURA A. DESALVO
                                        Assistant Secretary



Dated: May 1, 2000

                                                        EXHIBIT A
                                                        ----------
                     SUB-ADVISORY AGREEMENT


          ATTENTION: JEFFREY M. SHAW
          ARMSTRONG SHAW ASSOCIATES INC.


          RE:  SUB-ADVISORY AGREEMENT


The MANAGERS INCOME EQUITY FUND (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

     The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. APPOINTMENT AS A SUB-ADVISER. The Manager, being duly authorized, hereby appoints and employs ARMSTRONG SHAW ASSOCIATES INC. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  PORTFOLIO MANAGEMENT DUTIES.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Adviser shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Adviser's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4.   INFORMATION PROVIDED TO THE MANAGER AND THE TRUST AND TO THE
SUB-ADVISER

     (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. COMPENSATION. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Adviser shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the

Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. EFFECTIVE DATE; TERM. This Agreement shall become effective on MARCH 6, 2000 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. TERMINATION. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. APPLICABLE LAW. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

                            THE MANAGERS FUNDS LLC

                       					By:  /s/Peter M. Lebovitz

				                       	Its: President

                            DATE:March 6, 2000
ACCEPTED:

BY:  /s/Jeffrey M. Shaw

Its: President

DATE:March 3, 2000


                            Acknowledged:
                            THE MANAGERS FUNDS

                            BY:  /s/Peter M. Lebovitz

                            Its: President

                            DATE:March 6, 2000


SCHEDULES:                  A.  FEE SCHEDULE.

                           SCHEDULE A
                         SUB-ADVISER FEE

     For services provided to the Fund Account, The Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.